UNITED STATES

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       Current Report
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

              Date of Report:  January 29, 2001
    (Date of Earliest Event Reported:  January 29, 2001)

               Commission File Number 1-14365

                      ________________


                 EL PASO ENERGY CORPORATION
   (Exact Name of Registrant as Specified in its Charter)


             Delaware                          76-0568816
   (State of Other Jurisdiction             (I.R.S. Employer
  of Incorporation or Organization)        Identification No.)

                  El Paso Energy Building
                   1001 Louisiana Street
                    Houston, Texas 77002
           (Address of  Principal Executive Offices)
                        (Zip Code)

 Registrant's Telephone Number, Including Area Code:  (713)  420-2131

Item 5.       Other Events

         On January 29, 2001, we completed our merger with The Coastal Corporation. A copy of our press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 7.   Financial Statements and Exhibits

   c)   Exhibits:

     Exhibit Number   Description
     -------------    ------------

          99.1       Press release dated January 29, 2001


Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EL PASO ENERGY CORPORATION


January 29, 2001               /s/ Jeffrey I. Beason
                              -------------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                    and Controller
                              (Chief Accounting Officer)

                        EXHIBIT INDEX


Exhibit Number     Description
---------------    -----------

     99.1          Press release dated January 29, 2001